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                                                                  Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-Q for the period ending March 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Weddle, Chief Executive Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                        /s/  James D. Weddle
                                        ---------------------------------------
                                        Chief Executive Officer
                                        The Jones Financial Companies, L.L.L.P.
                                        May 11, 2007